Exhibit 99.1

www.motusgi.com NASDAQ: MOTS Developing Breakthrough Solutions for Endoscopy November 2018

Forward - Looking Statements 2 This presentation contains certain forward - looking statements, including those relating to the Company’s product development, clinical studies, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature . The Company has made every reasonable effort to ensure the information and assumptions on which these statements are based are current, reasonable and complete . However, a variety of factors, many of which are beyond the Company’s control, affect the Company’s operations, performance, business strategy and results and there can be no assurances that the Company’s actual results will not differ materially from those indicated herein . Additional written and oral forward - looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise . The Private Securities Litigation Reform Act of 1995 provides a safe - harbor for forward - looking statements . These statements may be identified by the use of forward - looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms . These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . Such factors include those set forth in the Company’s filings with the SEC . Prospective investors are cautioned not to place undue reliance on such forward - looking statements, which speak only as of the date of this presentation . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise .

Developing Breakthrough Solutions for GI Endoscopy 3 FDA - Cleared Flagship Product, Pure - Vu® System, Enables Rapid Bowel Cleansing During Colonoscopy Procedures • Targeting multi - billion dollar market opportunity • Leveraging existing hospital reimbursement (DRG) • Developing key clinical and health economic data to potentially create new standard of care

Targeting Multi-Billion Dollar Inpatient Market Opportunity

US Inpatient Market

~1.5M[1]
Colonoscopy procedures/year

Worldwide Inpatient Market

~3.8M[1]
Colonoscopy procedures/year

- Episode of care covered under DRG bundled payment
- Pure-Vu® may drive significant cost avoidance and ROI

Bowel Prep and Procedure Take Place in ER, ICU or Hospital Ward

Key indications: lower GI bleeds, severe anemia, unknown abdominal pain, infection

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1: HRA Healthcare Research & Analytics - Market Research, May 2015

MOTUS GI®

5 PLAY VIDEO

Pure - Vu® Overview 6 Workstation Disposable Sleeve on Scope Standard colonoscope Irrigation ports Evacuation port Integrates easily with current scopes and physician workflow Highly effective pulsed vortex irrigation to break up colon content Efficient evacuation with anti - clogging Auto Purge technology Strong intellectual property The Pure - Vu® system is indicated for use in “poorly prepped” colons 11 granted US, EU and Asia 11 pending US 18 pending OUS

Demonstrated Outstanding Cleansing Performance in Patients with Partially Prepped Colons 7 Before Pure - Vu® After Pure - Vu® 5.0 2.8 3.7 8.8 8.5 8.9 0 1 2 3 4 5 6 7 8 9 10 Pure-Vu® Multicenter Study 1 (N=48) Pure-Vu® Multicenter Study 2 (N=46) Pure-Vu® Single-Center Study 3 (N=46) BBPS Score BBPS Rating Before and After the Use of the Pure - Vu® System 1 Before After using Pure-Vu® 1: Data on file. Majority of the procedures were performed in the outpatient setting. Reduced pre - procedural prep was used on al l patients. For more details, please refer to https://www.motusgi.com/pure - vu/publications 2: Pre - procedural prep: Spilt dose of two tablets of 5mg Bisacodyl / Laxadin , diet restrictions (no dried fruit, seeds or nuts) starting 2 days before the procedure and a 24 or 18 hour clear liquid die t p rior to the colonoscopy 3: Pre - procedural prep: Patients were randomized to receive one of two minimal bowel preparations: three doses of 17gr MiraLAX e ach mixed in 8.5 oz of clear liquids or two doses of 7.5oz Magnesium Citrate ( MgC ) each taken with 19.5oz of clear liquid. A study amendment early on replaced the MiraLAX arm, due to obvious inferior BBPS results from the outset. The replacement ar m c onsisted of two doses of 5oz MgC taken with 16oz of clear liquid. All patients were allowed a low residue diet (consisting of chicken, pasta, eggs, etc.) on the day prior and were asked to avoid seeds and nuts for five days prior to their procedure . Minimal level for adequate prep 2 2 3

Inpatient Colonoscopy Procedures 8 Lower GI Bleeds Severe Anemia Unknown Abdominal Pain Infection Existing reimbursement covers entire episode of care as a fixed bundled payment (DRG) Successful Exam and Patient Discharged ER, ICU and Hospital Ward 3.8M Worldwide Patients Annually 1 Bowel Prep and Procedure Take Place in Hospital 1: HRA Healthcare Research & Analytics - Market Research, May 2015

Bowel Prep Challenges Represent Significant Burden 9 Repeat Procedures 55% Insufficiently Prepped 1 24 Hour Bowel Prep Repeat Bowel Prep Inpatient Colonoscopy Occupied Bed Not Available for New Patients Insufficient bowel prep leads to frequent delays, procedure failures and increased costs 1: Keswani R., Digestive Diseases & Sciences, 2015; 60:3482 – 3490 ~2 days longer length of stay 1 ~$8,000 increases in hospital cost 1 N = 524 Patient Study 1

Enabling Rapid and Predictable Colonoscopy Potential to Reduce Direct Costs for Inpatient Colonoscopy 10 Accelerated Bed Turn - over for New Patients Potential to become new standard of care Pure - Vu® has the potential to: • Reduce time to successful bowel prep • Eliminate repeat procedures • Improve quality of exam and diagnosis • Reduce the length of stay and direct costs Inpatient Colonoscopy

REDUCE Study – Topline Results on Track for Q1 2019 11 Primary Endpoint: • BBPS index - improved bowel cleansing Enables First Time Procedure Success 100 Patient, single - arm, multi - center, prospective study Key Health Economic Endpoint: • Time to successful exam vs. current standard Currently Enrolling Patients Inpatient Colonoscopy Accelerated Bed Turn - over for New Patients Repeat Procedures 24 Hour Bowel Prep Repeat Bowel Prep 55% Insufficiently Prepped 1 1: Keswani R., Dig Dis Sci, 2015; 60:3482 – 3490

EXPEDITE Study – Expected to Initiate end of 2018 12 Accelerated Bed Turn - over for New Patients Key Study Objectives: • BBPS index - improved bowel cleansing • % of successful colonoscopy with minimal preparation • Improve diagnostic yield Shorten Time to Colonoscopy Procedure and Diagnosis Emergent Lower GI Bleed Patient Feasibility study to accelerate time to procedure Repeat Procedures 24 Hour Bowel Prep Repeat Bowel Prep 55% Insufficiently Prepped 1 1: Keswani R., Dig Dis Sci, 2015; 60:3482 – 3490

Commercialization Strategy: Launch Q2 2019 13 Methodical, Disciplined Approach to Drive Rapid VAC Approval • REDUCE Study • EXPEDITE Study • Market Development Accounts Value Analysis Committee Approval & Purchase • Physician Champions • GI/Nursing Staff • Hospital Administration • Tailored Value Calculator • Comprehensive Clinician Training • Ongoing Clinical Support Drive Customer Evaluations Foster Key Relationships Provide Clinical/ Economic Support

Economic Calculator Demonstrates The Value of Pure - Vu® 14 Savings do not include additional potential hospital revenues created through accelerated bed turnover Potential Total Savings Net of Pure - Vu® Investment $3,742 $1,475,662 $3,636 Potential Savings / Each Delayed Procedure Potential Savings / Each Incomplete Procedure Potential Total Annual Savings All Patients 1000 20% 20% 60% 1 2 3 4 Delayed Colonoscopies Incomplete Colonoscopies Completed Colonoscopies Inpatient Colonoscopy Procedures Hospital Specific Customizable Inputs 20% 20% 1.3 (days) 1.3 (days) 5 6 7 8 % Incomplete in ICU LOS Reduction: Delayed Procedure LOS Reduction: Incomplete Procedure % Delayed in ICU $2,298 $6,546 9 10 Average Bed Day Cost for ICU 1 Average Bed Day Cost 1 Large Account Example 1: Inflation adjusted to 2018 USD. Based on 2014 National Inpatient Sample (NIS) and literature for ICU cost per day ( Dasta 2005); Number is subject to customization/hospital inputs

Commercial Expansion to Support Full Launch in Q2 2019



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Jeff Hutchison, Vice President Sales

Sales Team (10)
Northwest
So-Cal
Gulf Coast
Southwest
Midwest
Ohio Valley
New York
Northeast
Southeast
Mid-Atlantic

Clinical Team (6)
Team Director
Clinical Specialist
Clinical Specialist
Clinical Specialist
Clinical Specialist
Clinical Specialist

Optimizing "Hunters" and "Farmers" Drives Conversion & Penetration

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Driving Cost Savings to Support Value Based Pricing

- **Potential direct hospital cost savings based on shortened length of stay***
  - **~$2,000** per patient in US[1]
  - **~$1,000** per patient in key OUS markets[2]
- **Prospective value based pricing**
  - Disposable ASP: $750-$1,000
  - Workstation ASP: $40K-$80K

~$3 Billion[1]
Potential Direct Hospital Cost Savings in US

~$5.3 Billion[1,2]
Potential Direct Hospital Cost Savings in Key OUS Markets

Potential Additional Value Drivers

- Accelerated Bed Turnover
- Elimination of Repeat Procedures
- Improved Exam Quality

1: KFF, Hospital Adjusted Expenses per Inpatient Day, 2015; incorporates company's current estimate
2: Department of Health and Children, Value for Money and Policy Review of the Economic Cost and Charges associated with Private and Semi-Private Treatment Services in Public Hospitals; incorporates company's current estimate

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MOTUS GI

Significant Follow on Expansion Opportunities

Inpatient: Upper GI Bleed Endoscopy (Target Launch Q1 2021)

Value:
- Remove clots and debris to provide clear field of view
- Leverage existing hospital call points, doctors and sales force

Market Opportunity

1M[1]
Worldwide
Procedures Annually

Outpatient: High Medical Need Colonoscopy (Target Launch Q1 2022)

Value:
- ~23% of patients present with an inadequately prepped colon[1]
- Eliminate repeat procedures, improves diagnosis
- Leverage existing product and hospital call points

Market Opportunity

5.7M[3]
Worldwide
Procedures Annually

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1: El-Tawil AM, World J Gastroenterol, 2012 Mar 21;18(11):1154-8; incorporates company's current estimate
3. Hassan C. et.al., Clinical Gastroenterology

MOTUS GI®

Opportunity to Become Standard of Care in Key Endoscopy Segments


5.7M[1]
Worldwide HMN / Inadequate Prep Colonoscopy Procedures Annually
1M[2]
Worldwide Upper GI Bleed Procedures Annually
3.8M[3]
Worldwide Inpatient Colonoscopy Procedures Annually

2018	2019	2020 - 2022	Beyond
Market Development	**Commercial Introduction**	**Commercial Growth**	**Commercial Expansion**
• Driving clinical / health economic data • Developing practice management model • Building KOL champions	• Inpatient - full market launch • Scale manufacturing and logistics	• Global expansion • Expand into upper GI inpatient and HMN outpatients markets	• Become standard of care for inpatient market • Global operations at full commercial scale

1: HRA Healthcare Research & Analytics - Market Research, May 2015
2: El-Tawil AM, World J Gastroenterol, 2012 Mar 21;18(11):1154-8; incorporates company's current estimate
3: Hassan C. et.al., Clinical Gastroenterology and Hepatology, 2012;10:501-506

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MOTUS GI®

Management Team 19 Timothy P. Moran Chief Executive Officer Seasoned commercial and operating executive with experience in both large publicly - traded and private equity - backed companies Mark Pomeranz President and Chief Operating Officer 30 years of experience in the medical device industry with strong track record of success in both start - ups and in large multinational organizations Andrew L. Taylor, MBA Chief Financial Officer Over 20 years of experience serving as a financial officer, operating executive and business advisor across start - ups, emerging growth and Fortune 500 companies in both the U.S. and abroad Hagit Ephrath VP, Clinical Regulatory and Health Economics Nearly 20 years of medical device experience focused on managing statistics, regulatory affairs, clinical and quality assurance activities through all phases of development Jeff Hutchison VP, US Sales and Commercial Operations Over 25 years of sales, new market development and executive sales leadership experience in the medical device industry James Zardeskas VP, Quality Assurance Over 30 years of cross functional medical device experience at both startups and large organizations with focus in manufacturing and process development engineering Gil Balog General Manager, Israel Extensive knowledge in product management, project management, product roadmap development, engineering, operations and production CARMEL BIOSENSOR

Board of Directors 20 David Hochman Chairman Chairman & CEO, Orchestra BioMed; Director of Corbus and Adgero Gary Jacobs Director Managing Director, Jacobs Investment Company Shervin Korangy Director CFO and Chief Strategy Officer of Beaver - Visitec International Timothy P. Moran Chief Executive Officer Seasoned commercial and operating executive with experience in both large publicly - traded and private equity - backed companies Samuel Nussbaum Director Former EVP, Clinical Health Policy & CMO of Anthem, Inc., one of the largest health benefits companies in U.S. Mark Pomeranz President and Chief Operating Officer 30 years of experience in the medical device industry with strong track record of success in both start - ups and in large multinational organizations Gary J. Pruden Director Former Executive Vice President and Worldwide Chairman for the Johnson & Johnson Medical Devices group Darren R. Sherman Director President, COO and Director, Orchestra BioMed JACOBS INVESTMENT COMPANY

Physician Advisory Board

Gerald Bertiger, MD

Managing Partner and President of Hillmont, GI, P. C.; Section Chief of Gastroenterology and Director of the Endoscopy Unit at Chestnut Hill Hospital

Steven A. Edmundowicz, MD, FASGE

Medical Director, Digestive Health Center, University of Colorado Hospital; Visiting Professor of Medicine, University of Colorado School of Medicine, Aurora, CO

Prof. Ian Gralnek, MD, MSHS, FASGE

Chief, Ellen and Pinchas Mamber Institute of Gastroenterology; Ha'Emek Medical Center, Afula, Israel; Rappaport Faculty of Medicine Technion-Israel Institute of Technology

Seth A. Gross, MD, FACG, FASGE, AGAF

Associate Professor of Medicine, NYU Langone Health

Brian Jacobson, MD, MPH, AGAG, FASGE

Medical Director, Boston Accountable Care Organization Section of Gastroenterology Oncology, Boston Medical Center. Associate Professor, Boston University School of Medicine, Boston, MA

David Lieberman, MD, FACG

Professor of Medicine, Chief, Division of Gastroenterology and Hepatology, Oregon Health and Science University, Portland, OR

Ori Segol, MD

Director of Gastroenterology, Carmel Medical Center, Haifa, Israel

Prof. Peter D. Siersema, MD, Phd, FASGE

Professor of Endoscopic Gastroenterology Oncology, Dept. of Gastroenterology and Hepatology, Radboud University Medical Center, Nijmegen, Netherlands

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22 Financial Profile: NASDAQ: MOTS Market Cap: ~$54M 1 Common Shares Outstanding: ~15.6M 2 Average Daily Volume: ~59K 1 Cash Balance: ~$11.6M 2 1: Based on November 12, 2018 closing price of $3.48 per share 2: As of September 30, 2018

Near Term Value Catalysts: Next Three Quarters 23 • Present data from prep reduction study • PR first clinical cases using SLIM • Finalize GEN 2 product design • Submit interim data from REDUCE for DDW 2018 Q4 2019 Q1 2019 Q2 • Complete REDUCE inpatient study • Initiate EXPEDITE inpatient study • Results from REDUCE inpatient study to drive key economic model • Submit 510(k) for Pure - Vu® GEN 2 for approval • Expand commercial organization in preparation for launch • Pure - Vu® full commercial launch • Complete enrollment of EXPEDITE inpatient study • Launch large inpatient clinical registry Pure - Vu® Full Commercial Launch Q2 2019

24 Investment Highlights Revolutionizing the large and growing GI endoscopy market Inpatient market represents multi - billion dollar opportunity Building a strong foundation of clinical and health economic data Opportunity to become standard of care in key endoscopy segments Highly - experienced management team with proven track record

www.motusgi.com NASDAQ: MOTS Thank you info@motusgi.com